UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2025

Esperion Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35986	26-1870780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3891 Ranchero Drive, Suite 150
Ann Arbor, MI
(Address of principal executive offices)

48108
(Zip Code)

Registrant’s telephone number, including area code: (734) 887-3903

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ESPR	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Explanatory Note

Esperion Therapeutics, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (this “Amendment No. 1”) to amend the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 5, 2025 (the “Original Form 8-K”) under Items 2.02 and 9.01, which announced its financial results for the three and six months ended June 30, 2025, as presented in a press release dated August 5, 2025, furnished as Exhibit 99.1 thereto (the “Earnings Release”). This Amendment No. 1 is being filed to correct certain disclosures in the Earnings Release contained in the tables entitled “Balance Sheet Data” for the period ended June 30, 2025 and “Statement of Operations” for the three and six months ended June 30, 2025, as well as the corresponding figures included in the narrative sections in the Earnings Release for the net income (loss) and net income (loss) per share for the three and six months ended June 30, 2025, and income from operations for the three months ended June 30, 2025, and to correct corresponding references made during the Company’s second quarter 2025 earnings call held on August 5, 2025. Other than the corrections discussed in this Amendment No. 1, as described in Item 2.02 herein, all other information disclosed in the Original Form 8-K, Earnings Release, and earnings call remains unchanged. A corrected version of the Earnings Release is furnished herewith as Exhibit 99.1.

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2025, the Company furnished a press release announcing certain of its preliminary financial results for the three and six months ended June 30, 2025. A copy of the press release is furnished herewith as Exhibit 99.1.

The Company has not yet completed its quarter-end financial close process for the quarter ended June 30, 2025. The preliminary financial data included in Exhibit 99.1 attached hereto has been prepared by, and is the responsibility of, the Company’s management, is based on preliminary unaudited information and management estimates for the quarter ended June 30, 2025, is not a comprehensive statement of the Company’s financial results, and is subject to completion of the Company’s financial closing procedures. There can be no assurance that the Company’s actual financial results as of June 30, 2025 will not differ from these estimates, including as a result of the completion of the Company’s final adjustments, and other developments that may arise between the date of this filing and the time the Company’s financial results for such period are finalized, and any such changes could be material. These estimates should not be viewed as a substitute for interim financial statements prepared in accordance with accounting principles generally accepted in the United States and they are not necessarily indicative of the results to be achieved in any future period. Complete results as of June 30, 2025 will be included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025. The Company assumes no duty to update these preliminary estimates, except as required by law.

The information set forth under Item 2.02 and in Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Any statements about the Company’s expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but are not always, made through the use of words or phrases such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” and similar expressions, or the negative of these terms. These forward-looking statements include statements about the Company’s preliminary financial results. Accordingly, these statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in them. Any forward-looking statements are qualified in their entirety by reference to the factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, and in any of the Company’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements contained in this press release speak only as of the date hereof, and the Company disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this press release, other than to the extent required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 11, 2025

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2025	Esperion Therapeutics, Inc.

	By:	/s/ Sheldon L. Koenig
Sheldon L. Koenig
President and Chief Executive Officer